UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2006

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                     Iowa Telecommunications Services, Inc.
             (Exact name of registrant as specified in its charter)


         Iowa                          001-32354                42-1490040
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
    of Incorporation)                  File Number)          Identification No.)


     115 South Second Avenue West
            Newton, Iowa                                      50208
(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (641) 787-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.

Iowa Telecommunications Services, Inc., (NYSE: IWA) today announced its Board of Directors has declared a quarterly dividend of $0.405 per share on Iowa Telecommunications common stock. The dividend is payable on January 16, 2007 to shareholders of record at the close of business on December 29, 2006. The dividend represents the eighth full quarterly dividend payable to stockholders at the indicated annual dividend rate of $1.62 per share.

Iowa Telecommunications Services, Inc. (d/b/a Iowa Telecom) is a telecommunications service provider that offers local telephone, long distance, Internet, broadband and network access services to business and residential customers. Today, the company serves over 435 communities and employs over 600 people throughout the state of Iowa. The company's headquarters are in Newton, Iowa. The Company trades on the New York Stock Exchange under the symbol IWA. For further information regarding Iowa Telecom, please go to www.iowatelecom.com and select "Investor Relations." The Iowa Telecom logo is a registered trademark of Iowa Telecommunications Services, Inc. in the United States.

This current report may contain forward-looking statements that are not based on historical fact, including without limitation statements containing the words "believes," "may," "plans," "will," "estimate," "continue," "anticipates," "intends," "expects," and similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, events or developments to be materially different from future results, events or developments described in the forward-looking statements. Such factors include those risks described in Iowa Telecom's Form 10-K on file with the SEC. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. All information is current as of the date this press release is issued, and Iowa Telecom undertakes no duty to update this information.

Item 9.01       Financial Statements and Exhibits.

(d)     Exhibits.

        Exhibit Number  Description of Exhibit
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            99.1        Press release dated December 15, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 15, 2006                Iowa Telecommunications Services, Inc.

                                        By: /s/ Craig A. Knock

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                                            Craig A. Knock
                                            Vice President, Chief Financial
                                            Officer and Treasurer

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